UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 22, 2007

MACK-CALI REALTY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey, 08837-2206
(Address of Principal Executive Offices) (Zip Code)

(732) 590-1000
(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey, 08837-2206
(Address of Principal Executive Offices) (Zip Code)

(732) 590-1000
(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 22, 2007, Mack-Cali Realty, L.P. (the “Operating Partnership”), the operating partnership of Mack-Cali Realty Corporation (the “General Partner”), entered into an Extension and Third Modification Agreement dated as of June 22, 2007 by and among the Operating Partnership and a group of 23 lender banks (the “Extension and Third Modification Agreement”). The Extension and Third Modification Agreement modifies certain terms and conditions of the Operating Partnership’s Second Amended and Restated Revolving Credit Agreement dated as of November 23, 2004 (the “2004 Agreement”), as modified by an Extension and Modification Agreement dated as of September 16, 2005 and a Second Modification Agreement dated as of July 14, 2006 (as so modified, the “Credit Agreement”). The General Partner and certain of its subsidiaries are the guarantors of the obligations of the Operating Partnership under the Credit Agreement.

The lending group under the Credit Agreement, as supplemented by the Extension and Third Modification Agreement, consists of: JPMorgan Chase Bank, N.A., as administrative agent (the “Agent”); Bank of America, N.A., as syndication agent; Scotiabanc, Inc., Wachovia Bank, National Association, and Wells Fargo Bank, National Association, as documentation agents; SunTrust Bank, as senior managing agent; US Bank National Association, Citicorp North America, Inc. and PNC Bank, National Association, as managing agents; and Bank of China, New York Branch, The Bank of New York; Chevy Chase Bank, F.S.B., The Royal Bank of Scotland PLC, Mizuho Corporate Bank, Ltd., The Bank of Tokyo-Mitsubishi UFJ, Ltd. (Successor by merger to UFJ Bank Limited), North Fork Bank, Bank Hapoalim B.M., Comerica Bank, Chang Hwa Commercial Bank, Ltd., New York Branch, First Commercial Bank, New York Agency, Mega International Commercial Bank Co. Ltd., New York Branch, Deutsche Bank Trust Company Americas and Hua Nan Commercial Bank, New York Agency, as participants.

The material terms of the Extension and Third Modification Agreement provide for:

1.	An extension of the maturity date of the Credit Agreement from November 23, 2009 to June 22, 2011;

2.	A reduction in the Applicable Margin at the BBB/Baa2 level from 65 basis points to 55 basis points over the London Inter-Bank Offered Rate;

3.	A reduction in the capitalization rate set forth in the definitions of Capitalized Unencumbered Property NOI and Consolidated Capitalized NOI from 8.25% to 8.00%;

4.
A reduction in the capitalization rate set forth in the definitions of Capitalized Unencumbered Property NOI and Consolidated Capitalized NOI for the Operating Partnership’s CBD Properties located in Jersey City, NJ, Washington, D.C., New York, NY and other areas mutually agreed to by the Operating Partnership and Agent from time to time, from 7.75% to 6.75%;

5.
An increase in the amount of the Operating Partnership’s permitted Other Investments from the lower of $200 million or 7.5% of Consolidated Total Capitalization to 15.0% of Consolidated Total Capitalization;

6.	The elimination of the limitation on distributions of 90% of FFO set forth in Section 8.6(a) of the Credit Agreement;

7.	A reduction of the percentage of the Total Commitment in the definition of Required Lenders from 66 2/3% to 51%; and

8.	The elimination of cross defaults on Without Recourse obligations.

Capitalized terms used herein above without definition shall have the meanings assigned to such terms in the Credit Agreement, as modified by the Extension and Third Modification Agreement. Except as modified by the Extension and Third Modification Agreement, the terms and conditions of the Credit Agreement remain in full force and effect.

A copy of the Extension and Third Modification Agreement is filed herewith as Exhibit 10.1. Copies of the Second Modification Agreement, the Extension and Modification Agreement and the 2004 Agreement are filed as Exhibits 10.2 through 10.4.

In addition, on June 25, 2007, the General Partner issued a press release announcing the Operating Partnership’s entry into the Extension and Third Modification Agreement. A copy of this press release is filed herewith as Exhibit 99.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1*	Extension and Third Modification Agreement dated as of June 22, 2007 by and among Mack-Cali Realty, L.P., JPMorgan Chase Bank, N.A., as administrative agent, and the several Lenders party thereto.
10.2
Second Modification Agreement dated as of July 14, 2006 by and among Mack-Cali Realty, L.P., JPMorgan Chase Bank, N.A., as administrative agent, and the several Lenders party thereto (filed as Exhibit 10.1 to the Mack-Cali Realty Corporation’s Current Report on Form 8-K dated July 14, 2006 and incorporated herein by reference).

10.3
Extension and Modification Agreement dated as of September 16, 2005 by and among Mack-Cali Realty, L.P., JPMorgan Chase Bank, N.A., as administrative agent, and the several Lenders party thereto (filed as Exhibit 10.1 to Mack-Cali Realty Corporation’s Current Report on Form 8-K dated September 16, 2005 and incorporated herein by reference).

10.4
Second Amended and Restated Revolving Credit Agreement among Mack-Cali Realty, L.P., JPMorgan Chase Bank, N.A., Bank of America, N.A., and other lending institutions that are or may become a party to the Second Amended and Restated Revolving Credit Agreement dated as of November 23, 2004 (filed as Exhibit 10.1 to Mack-Cali Realty Corporation’s Current Report on Form 8-K dated November 23, 2004 and incorporated herein by reference).

99.1*	Press Release of Mack-Cali Realty Corporation dated June 25, 2007.

______________

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                MACK-CALI REALTY CORPORATION

Dated: June 28, 2007   By: /s/ Barry Lefkowitz
                Barry Lefkowitz
                Executive Vice President and
                Chief Financial Officer

                      MACK-CALI REALTY, L.P.

                      By: Mack-Cali Realty Corporation,
                   its general partner

Dated: June 28, 2007   By: /s/ Barry Lefkowitz
                Barry Lefkowitz
                Executive Vice President and
                Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1*	Extension and Third Modification Agreement dated as of June 22, 2007 by and among Mack-Cali Realty, L.P., JPMorgan Chase Bank, N.A., as administrative agent, and the several Lenders party thereto.
10.2
Second Modification Agreement dated as of July 14, 2006 by and among Mack-Cali Realty, L.P., JPMorgan Chase Bank, N.A., as administrative agent, and the several Lenders party thereto (filed as Exhibit 10.1 to the Mack-Cali Realty Corporation’s Current Report on Form 8-K dated July 14, 2006 and incorporated herein by reference).

10.3
Extension and Modification Agreement dated as of September 16, 2005 by and among Mack-Cali Realty, L.P., JPMorgan Chase Bank, N.A., as administrative agent, and the several Lenders party thereto (filed as Exhibit 10.1 to Mack-Cali Realty Corporation’s Current Report on Form 8-K dated September 16, 2005 and incorporated herein by reference).

10.4
Second Amended and Restated Revolving Credit Agreement among Mack-Cali Realty, L.P., JPMorgan Chase Bank, N.A., Bank of America, N.A., and other lending institutions that are or may become a party to the Second Amended and Restated Revolving Credit Agreement dated as of November 23, 2004 (filed as Exhibit 10.1 to Mack-Cali Realty Corporation’s Current Report on Form 8-K dated November 23, 2004 and incorporated herein by reference).

99.1*	Press Release of Mack-Cali Realty Corporation dated June 25, 2007.
______________

*Filed herewith.